SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

[Amendment No.     ]

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

MOODY’S CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with written preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

April 7, 2011

Dear Stockholder:

We are pleased to announce that our Board of Directors is presenting Mr. Jorge A. Bermudez as an additional nominee for election as a director at our Annual Meeting of Stockholders to be held on April 19, 2011.

Because this nomination adds Mr. Bermudez to the slate of directors proposed to be elected at the Annual Meeting, we are providing additional information in the enclosed Supplement to Proxy Statement and an amended proxy card or voting instruction card to allow stockholders to vote on the election of Mr. Bermudez to a three-year term. The election of Mr. Bermudez as a director is being considered as a separate proposal (Item 6).

You may vote on all six proposals by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Please read the Proxy Statement that was previously made available to stockholders and the Supplement in their entirety, as together they contain information that is important to your decisions in voting at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, we encourage you to review the proxy materials and hope you will vote as soon as possible. You may vote by proxy over the Internet or by telephone by using the instructions provided in the Notice of Internet Availability of Proxy Materials (the “Notice”). Alternatively, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone or by written proxy or voting instruction card will ensure your representation at the Annual Meeting regardless of whether you attend in person. Instructions regarding the three methods of voting are contained in the Notice or proxy card or voting instruction card. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the sixth proposal, the election of Mr. Bermudez to the Board.

Sincerely,

Raymond W. McDaniel, Jr.

Chairman and Chief Executive Officer

MOODY’S CORPORATION

7 World Trade Center

250 Greenwich Street

New York, New York 10007

AMENDED NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The 2011 Annual Meeting of Stockholders of Moody’s Corporation will be held on Tuesday, April 19, 2011, at 9:30 a.m. EST at the Company’s offices at 7 World Trade Center at 250 Greenwich Street, New York, New York, for the following purposes, all as more fully described in the accompanying Proxy Statement:

1.	To elect the Class I director named in the Proxy Statement to serve a three-year term;

2.	To ratify the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year 2011;

3.	To approve an advisory resolution on executive compensation;

4.	To conduct an advisory vote on the frequency of future advisory votes on executive compensation;

5.	To vote on one stockholder proposal, if properly presented at the meeting;

6.	To elect an additional Class I director nominee named in the Supplement to Proxy Statement to serve a three-year term; and

7.	To transact such other business as may properly come before the meeting.

The Board of Directors of the Company has fixed the close of business on February 25, 2011 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Jane B. Clark

Corporate Secretary

April 7, 2011

MOODY’S CORPORATION

7 WTC at 250 Greenwich Street

New York, New York 10007

SUPPLEMENT

TO

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held On April 19, 2011

This Supplement to Proxy Statement is being furnished to the holders of the common stock, par value $.01 per share (the “Common Stock”), of Moody’s Corporation (“Moody’s” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use in voting at the Annual Meeting of Stockholders or any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, April 19, 2011, at 9:30 a.m. EST at the Company’s principal executive offices located at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007.

This Supplement to Proxy Statement and the Amended Notice of 2011 Annual Meeting of Stockholders supplement the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated March 9, 2011, previously made available to our stockholders in connection with the solicitation of proxies for use at the Annual Meeting.

This Supplement is being furnished to provide information related to Item 6, which has been newly added to the agenda for the Annual Meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously made available to our stockholders. If you previously received a Notice of Internet Availability of Proxy Materials, which we mailed on or about March 9, 2011, you may view the Proxy Statement, the Company’s 2010 Annual Report to Stockholders, this Supplement, the amended Proxy Card, and the Amended Notice of 2011 Annual Meeting of Stockholders which are available at https://materials.proxyvote.com/615369. See “Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on April 19, 2011” below.

The amended proxy card or voting instruction card enclosed with this Supplement differs from the proxy card or voting instruction card previously furnished to you with the Proxy Statement dated March 9, 2011, in that the enclosed proxy card or voting instruction card includes the additional Item 6. You may vote on all six proposals by submitting the amended proxy card or voting instruction card enclosed with this Supplement or submitting a proxy via the Internet or by telephone by following the procedures on your amended proxy card or voting instruction card. Properly executed proxies that do not contain voting instructions for any item will be voted in accordance with the recommendations of the Board of Directors.

Except for the addition of Item 6, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2011

The Proxy Statement, the Company’s 2010 Annual Report to Stockholders, this Supplement, the amended Proxy Card, and the Amended Notice of 2011 Annual Meeting of Stockholders are available at https://materials.proxyvote.com/615369. Your vote is very important. Whether or not you plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote your shares via a toll-free telephone number or over the Internet as instructed in the Notice of Internet Availability of Proxy Materials. Alternatively, if you received a paper copy of a proxy or voting instruction card by mail, you may submit your proxy or voting instruction card for the Annual Meeting by completing, signing, dating and returning your proxy or voting instruction card in the pre-addressed envelope provided. No postage is required if mailed in the United States. If you attend the Annual Meeting, you may vote in person, even if you have previously returned your proxy or voting instruction card or voted by telephone or the Internet.

Addition of Candidate for Election at the Annual Meeting

The Board, acting upon the recommendation of the Governance and Compensation Committee, has authorized the addition of a candidate to our nominees for election to the Board at the Annual Meeting. Mr. Bermudez has been recommended as a nominee to stand for election as a director to serve a three-year term. Biographical and other information concerning Mr. Bermudez is provided below under “Item 6—Election of An Additional Director.”

Voting; Revocability of Proxies

Any stockholder of record who votes by telephone or the Internet or who executes and returns a proxy may revoke such proxy or change such vote at any time before it is voted at the Annual Meeting by (i) filing with the Corporate Secretary of the Company at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007, written notice of such revocation, (ii) casting a new vote by telephone or the Internet or by submitting another proxy that is properly signed and bears a later date or (iii) attending the Annual Meeting and voting in person. A stockholder whose shares are owned beneficially through a bank, broker or other nominee should contact that entity to change or revoke a previously given proxy.

Voting Requirements

Pursuant to the Company’s by-laws, the nominee for director is required to receive a majority of the votes cast with respect to such nominee in order to be elected at the Annual Meeting. A majority of the votes cast means that the number of shares voted “for” a nominee must exceed the number of votes cast “against” that nominee. Abstentions have no effect on the election of directors. Beginning with director elections at the 2010 Annual Meeting, brokers no longer have discretionary authority to vote shares without instructions from the beneficial owner.

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ITEM 6—ELECTION OF AN ADDITIONAL DIRECTOR

In addition to Item 1 of the Company’s Proxy Statement, filed on March 9, 2011, in which the Board requested that stockholders vote for the election of one Class I director, Mr. Robert R. Glauber, for a three-year term expiring in 2014, the Board of Directors is pleased to inform you that a new candidate has been nominated for election to the Board. The Governance and Compensation Committee engaged a third party search firm to assist in the identification and evaluation of the nominee. That process has resulted in the naming of a second nominee for election to the Board, Mr. Jorge A. Bermudez. His qualifications and skills as a director are disclosed below, as is his biographical information.

The Board of Directors has nominated Jorge A. Bermudez for election as Class I director, for a three-year term expiring in 2014. If elected, the nominee will hold office until his term expires and until a successor is elected and qualified. The Governance and Compensation Committee is evaluating the qualifications and skills of other potential candidates in light of the Board’s current composition and consideration of the Company’s current and future business and operations. The Company expects the additional nominee for election as a director to be able to serve if elected. If the nominee is unable to serve, proxies will be voted for the election of such other person for director as the Board may recommend in the place of such nominee. The Board has determined that Mr. Bermudez is independent, as defined under the listing standards of the New York Stock Exchange, based on the criteria set forth in the Company’s Corporate Governance Principles.

Qualifications and Skills of Directors and Nominee

The Board believes that the Board, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business. In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria. Accordingly, the Board and the Governance and Compensation Committee consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future business and operations.

The Governance and Compensation Committee is responsible for developing and recommending Board membership criteria to the Board for approval. The criteria, which are set forth in the Company’s Corporate Governance Principles, include the candidate’s business experience, qualifications, attributes and skills relevant to the management and oversight of the Company’s business, independence, judgment and integrity, the ability to commit sufficient time and attention to Board activities, and any potential conflicts with the Company’s business and interests. In addition, the Board and the Governance and Compensation Committee annually evaluate the composition of the Board to assess the skills and experience that are currently represented on the Board, as well as the skills and experience that the Board will find valuable in the future, given the Company’s current situation and strategic plans. The Board and the Governance and Compensation Committee seek a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board. This annual evaluation of the Board’s composition enables the Board and the Governance and Compensation Committee to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Company’s needs evolve and change over time and to assess the effectiveness of efforts at pursuing diversity. In identifying director candidates from time to time, the Board and the Governance and Compensation Committee may identify specific skills and experience that they believe the Company should seek in order to constitute a balanced and effective board.

In considering and recommending nominees to the Board, the Governance and Compensation Committee has considered a variety of factors. These include each nominee’s independence, financial literacy, personal and professional accomplishments, and experience in light of the needs of the Company. With respect to the Company’s additional nominee, the Board has determined that he has the following skills and qualifications that support his service on the Board:

(i)	Mr. Bermudez brings a history of executive experience at a major international financial services company. As the head of risk for a major global financial institution, he was involved in the debt

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restructuring of various sovereigns around the world. He also managed a global business with a presence in over 100 countries. As a result, Mr. Bermudez brings a deep understanding of credit risk, years of financial expertise as well as risk management experience to the Board.

The Board of Directors recommends a vote FOR the election as director the Class I nominee listed below.

The principal occupation and certain other information (including age as of the date of this Supplement) about the nominee is set forth below.

DIRECTOR NOMINEE

Class I Director Whose Term Expires in 2014

Jorge A. Bermudez

Director Nominee

Jorge A. Bermudez, age 59, served as Chief Risk Officer of Citigroup, Inc. from November 2007 to March 2008. Before serving as Chief Risk Officer, Mr. Bermudez was Chief Executive Officer of Citigroup’s Commercial Business Group in North America and Citibank Texas from 2005 to 2007. He served as Senior Advisor, Citigroup International from 2004 to 2006, as Chief Executive Officer of Citigroup Latin America from 2002 to 2004, Chief Executive Officer, eBusiness, Global Cash Management and Trade from 1998 to 2002 and Head of Citibank Corporate and Investment Bank, South America from 1996 to 1998. Mr. Bermudez joined Citigroup in 1975 and held leadership positions in other divisions including equity investments, credit policy and corporate banking from 1984 to 1996. Mr. Bermudez currently is a director of the Federal Reserve Bank of Dallas, Houston Branch (2009 – present), the Electric Reliability Council of Texas (2010-present), and the Association of Former Students, Texas A&M University (2006-present). He served as a director of Citibank N.A. from 2005 to 2008.

Security Ownership of Mr. Bermudez

As of April 7, 2011, Mr. Bermudez did not beneficially own any shares of the Company’s Common Stock.

OTHER BUSINESS

The Board of Directors knows of no business other than the matters set forth in this Supplement and the Proxy Statement dated March 9, 2011 that will be presented at the Annual Meeting. Inasmuch as matters not known at this time may come before the Annual Meeting, the enclosed proxy confers discretionary authority with respect to such matters as may properly come before the Annual Meeting, and it is the intention of the persons named in the proxy to vote in accordance with their best judgment on such matters.

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ANNUAL MEETING OF STOCKHOLDERS OF

MOODY’S CORPORATION

April 19, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL :

The Notice of Meeting, proxy statement, supplement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp?CoNumber=26180

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i    Please detach along perforated line and mail in the envelope provided.    i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS IN PROPOSALS 1 AND 6, “FOR” PROPOSALS 2 AND 3, “TRIENNIAL” FOR PROPOSAL 4, AND A VOTE “AGAINST” PROPOSAL 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.		1.	ELECTION OF ONE CLASS I DIRECTOR OF THE COMPANY:
			ROBERT R. GLAUBER	☐	☐	☐
		2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011	☐	☐	☐
		3.	ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	☐	☐	☐
				ANNUAL	BIENNIAL	TRIENNIAL	ABSTAIN
		4.	ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	☐	☐	☐	☐
				FOR	AGAINST	ABSTAIN
		5.	STOCKHOLDER PROPOSAL TO ADOPT A POLICY THAT THE CHAIRMAN OF THE COMPANY’S BOARD OF DIRECTORS BE AN INDEPENDENT DIRECTOR	☐	☐	☐
				FOR	AGAINST	ABSTAIN
		6.	ELECTION OF ONE CLASS I DIRECTOR OF THE COMPANY:
			JORGE A. BERMUDEZ	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposals 1 and 6, FOR Proposals 2 AND 3, TRIENNIAL for Proposal 4, and AGAINST Proposal 5.
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder                                                      Date                             Signature of Stockholder                                                      Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MOODY’S CORPORATION

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD TUESDAY, APRIL 19, 2011

As an alternative to completing this form, you may enter your vote instruction by telephone at 1-800-PROXIES, or via the Internet at WWW.PROXYVOTE.COM and follow the simple instructions. Use the Company Number and Account Number shown on your proxy card.

The undersigned hereby appoints Raymond W. McDaniel, Jr., Linda S. Huber and John J. Goggins, and each of them, as proxies, each with full power of substitution, to represent the undersigned and vote all the shares of common stock of Moody’s Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 19, 2011 at 9:30 a.m., local time, at the Company’s offices at 7 World Trade Center at 250 Greenwich Street, New York, New York 10007, and any adjournment or postponement thereof. The undersigned directs the named proxies to vote as directed on the reverse side of this card on the specified proposals and in their discretion on any other business which may properly come before the meeting and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Amended Notice of 2011 Annual Meeting of Stockholders, the Proxy Statement and Supplement to Proxy Statement, and revokes any proxy previously given with respect to such shares.

This card also constitutes voting instructions to the Trustee of the Moody’s Corporation Profit Participation Plan to vote, in person or by proxy, the proportionate interest of the undersigned in the shares of common stock of Moody’s Corporation held by the Trustee under the plan, as described in the Proxy Statement.

(Continued and to be marked, signed and dated, on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF

MOODY’S CORPORATION

April 19, 2011

PROXY VOTING INSTRUCTIONS

INTERNET – Access www.proxyvote.com and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON – You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of meeting, proxy statement, supplement and proxy card are available at

http://www.amstock.com/ProxyServices/ViewMaterials.asp?CoNumber=26180

i   Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS IN PROPOSALS 1 AND 6, “FOR” PROPOSALS 2 AND 3, “TRIENNIAL” FOR PROPOSAL 4, AND A VOTE “AGAINST” PROPOSAL 5.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

				FOR	AGAINST	ABSTAIN
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS.		1.	ELECTION OF ONE CLASS I DIRECTOR OF THE COMPANY:
			ROBERT R. GLAUBER	☐	☐	☐
		2.	RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2011	☐	☐	☐
		3.	ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	☐	☐	☐
				ANNUAL	BIENNIAL	TRIENNIAL	ABSTAIN
		4.	ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION	☐	☐	☐	☐
				FOR	AGAINST	ABSTAIN
		5.	STOCKHOLDER PROPOSAL TO ADOPT A POLICY THAT THE CHAIRMAN OF THE COMPANY’S BOARD OF DIRECTORS BE AN INDEPENDENT DIRECTOR	☐	☐	☐
				FOR	AGAINST	ABSTAIN
		6.	ELECTION OF ONE CLASS I DIRECTOR OF THE COMPANY:
			JORGE A. BERMUDEZ	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR THE NOMINEES in Proposals 1 and 6, FOR Proposals 2 AND 3, TRIENNIAL for Proposal 4, and AGAINST Proposal 5.
To change the address on your account, please check the box at the right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Stockholder                                                      Date                             Signature of Stockholder                                                      Date

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.